We are Globalscape - Leader in Secure Information Exchange

James L. Bindseil, President & CEO

May 14, 2015

2015 GlobalSCAPE, Inc Annual Shareholders Meeting

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Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2014 fiscal year, filed with the Securities and Exchange Commission on March 30, 2015.

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Globalscape 19 Years Strong

For almost two decades, we have provided secure information exchange solutions

Selected Awards and Achievements

- Info Security Products Guide Global Excellence Award Winner: 2011, 2012, 2014, 2015
- Info-Tech Research Group Managed File Transfer Vendor Landscape Champion (Last published December 2013)
- Gartner Managed File Transfer Magic Quadrant Leader (Last published 2009)
- Recipient of a 5-Star Rating in The Channel Company's CRN 2015 Partner Program
- Recognized by *Texas Monthly* as one of the "Best Companies to Work for in Texas" for five years straight
- Recognized four times by *San Antonio Express-News* as one of "San Antonio's Top Workplaces"

Steady Growth


Revenue
30,000
25,000
20,000
15,000
10,000
5,000
-
2010
2011
2012
2013
2014


Net income excluding infrequent items
4,000
3,000
2,000
1,000
-
2010
2011
2012
2013
2014

Deferred revenue at the end of 2014 was $14.8 million, which is a 37% increase over the 2013 amount

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Strong Financial Position

Cash flow from operating and investing activities	
2013	**$2.9 million**
2014	**$5.3 million**
Cash and investments at December 31, 2014	**$14.5 million**
Working capital ratio excluding deferred revenue	**6:1**
Notes payable or long term debt	**Zero**
Quarterly dividend per share*	**$0.015**

* Commencing the second quarter of 2015. Initial cash dividend will be $0.015 per share payable on June 3, 2015 to shareholders of record at the close of business on May 19th, 2015. Timing and amount of dividends to be paid in subsequent quarters will be determined on future dates by the Board of Directors

2014 Momentum Continued into Q1 2015

- Revenue $6.9M – 20% YoY increase from Q1 2014
- Maintenance and Support exceeded $4M for the first time in Globalscape history
- New License bookings grew 41% YoY from Q1 2014
- Launched Workspaces module for EFT, adding user-defined collaboration to EFT
- Launched scConnect as a secure on-premises alternative to public cloud mobility tools

2015 Focus


Marketing Excellence
Product Innovation
Channel Expansion

Secure Information Exchange



MANAGED FILE TRANSFER
Increase the security, visibility and governance of the file transfers critical to your organization.
SECURE FILE SHARING
Securely and quickly email files with enhanced visibility and control.
Business Partners
INGEST BUSINESS DATA
MANUAL TRANSFERS
Authorized User
Customer
SEND LARGE FILES SECURELY
EFT
MAIL EXPRESS
WAFS
SC CONNECT
BIT LEVEL REPLICATION
BIT LEVEL REPLICATION
Acme London Office
SHARED ACCESS
Contractor
REMOTE ACCESS
Acme Global Headquarters
Remote Employee
Acme New York Office
FILE SYNCHRONIZATION AND SHARING
Securely share and access files anytime on any device without the cloud.
ENTERPRISE COLLABORATION
Simplify collaboration, synchronize files, provide faster and more reliable access to data between your organization and its partners, satellites, or branch offices.

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Market Landscape

Managed File Transfer	Secure Email Gateway	File Synchronization and Sharing	WAN Optimization
$794 million market in 2013	$986 million market in 2014	Emerging market with revenue expected to exceed $500 million by 2016	$1.1 billion market in 2014
Source: IDC Worldwide Managed File Transfer Software 2013 Vendor Shares (October 2014)	Source: Gartner Market Share, Security Software 2014 (April 2015)	Source: Gartner Enterprise File Synchronization and Sharing Magic Quadrant (July 2014)	Source: Gartner Magic Quadrant for WAN Optimization (March 2015)

Market Landscape – Product Alignment



Managed File Transfer
Secure Email Gateway
EFT
Mail Express
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WAFS
scConnect
WAN Optimization
File Synchronization and Sharing

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Market Landscape – Product Roadmap

Managed File Transfer	Secure Email Gateway	File Synchronization and Sharing	WAN Optimization
EFT	**Mail Express**	**scConnect**	**WAFS**
<u>FY15</u> Workspaces Acceleration Event Rule Enhancements Business Activity Monitoring	<u>FY15</u> Message Body Encryption Integration with EFT	<u>FY15</u> Product Launch V1 Folder Synchronization External Device Sharing	<u>FY15</u> Improved Performance Desktop Support Improved Scalability
<u>FY16</u> Geo-Clustering Branch Office Edition Governor B2B Gateway	<u>FY16</u> Geo-Clustering Governor	<u>FY16</u> Workflow Event Rules Collaboration	<u>FY16</u> Business Activity Monitoring Just-In-Time Replication Linux Agent Support

Multiple Revenue Opportunities

Globalscape Clients have the benefit of consuming solutions however they require them

LICENSE
MAINTENANCE & SUPPORT
RECURRING M&S REVENUE

HOSTED SOLUTION
RECURRING SUBSCRIPTION REVENUE



On-Site & Self Managed
Your software
Your Hardware
Your Employees
Off-Site & Self Managed
Our software
Our Hardware
Your Employees
On-Site & Remotely Managed
Your software
Your Hardware
Our Employees
Off-Site & Managed
Our software
Our Hardware
Our Employees

LICENSE
MAINTENANCE & SUPPORT
PROFESSIONAL SERVICES
RECURRING M&S AND SUBSCRIPTION REVENUE

MANAGED SOLUTION
RECURRING SUBSCRIPTION REVENUE

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Expansion and Optimization of Channel

Accelerate channel program enablement and engagement phases

- Adding tiered designations based on partner investment and engagement
- Correlated incentives and rewards
- Formalized partner training programs
- Created the channel technical account manager position to accelerate partner sales and technical training
- Outsourced professional services with certified partners

Dedicated channel marketing resources and budget

- Joint marketing initiatives
- Revamped partner portal
- Partner branded content and collateral
- Partner representative sales incentives
- Partner volume rebates



Cumulative Signed Partners
Europe/APAC/Australia
Latin America
North America
Total
Q114
Q214
Q314
Q414

Denotes partners with which we have signed reseller agreements

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In Summary

- Leading Position in the MFT Market
- New Product Introductions Generating Greater Market Opportunities
- Expansion & Enablement of Distribution and Reseller Networks
- Record Revenue and Cash Generation in FY 2014
- Growing the Top and Bottom Lines in FY 2015



Revenue
30,000
25,000
20,000
15,000
10,000
5,000
-
2010
2011
2012
2013
2014

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Any Questions?